SUNAMERICA SERIES TRUST

Supplement to the Statement of Additional Information dated Febrary
28, 1997

On April 8, 1997, a Special Meeting of shareholders of SunAmerica Series Trust (the "Trust") was held during which shareholders approved the following:

(1) the election of Richards D. Barger, James K. Hunt, Norman J. Metcalfe, Allan L. Sher and William M. Wardlaw as Trustees of the Trust;

(2) the elimination of the fundamental investment restriction which restricted each Portfolio from entering into repurchase agreements maturing in more than seven days or investing in any other illiquid securities if, as a result, more than 10% of each Portfolio's total assets would be so invested, and the adoption of a non-fundamental restriction that prohibits each Portfolio from investing in any illiquid security if, as a result, more than 15% of each Portfolio's (10% in the case of the Cash Management Portfolio) total assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act") that have a readily available market, and commercial paper exempted from registration under the 1933 Act pursuant to Section 4(2) that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this limitation on illiquid securities;
(3) the elimination of each Portfolio's fundamental investment restriction relating to the pledging of its assets and the adoption of an identical non-fundamental restriction that may be changed at any time by the Board of Trustees without a vote of shareholders;

(4) the elimination of the fundamental investment restriction of the Cash Management Portfolio relating to options transactions and the adoption of a non-fundamental restriction which prohibits the Cash Management Portfolio from investing in puts, calls, straddles, spreads or any combination thereof, except as permitted by the Prospectus and Statement of Additional Information, as amended from time to time;

(5) the elimination of each Portfolio's fundamental investment restriction relating to investments in securities of other investment companies and the adoption of a non-fundamental restriction which prohibits each Portfolio from investing in securities of other investment companies, except to the extent permitted by applicable law and the Prospectus and Statement of Additional Information, as amended from time to time;

(6) the elimination of the fundamental investment restriction of each Portfolio, with the exception of the Cash Management Portfolio, relating to investments in companies for the purpose of exercising control or management and the adoption of an identical non-fundamental restriction that may be changed at any time by the Board of Trustees without a vote of shareholders;

(7) the elimination of the fundamental investment restriction of each Portfolio, with the exception of the Cash Management Portfolio, relating to the underwriting of securities issued by others and the adoption of a non-fundamental restriction prohibiting the applicable Portfolios from engaging in the underwriting of securities issued by others, except to the extent it may be deemed to be acting as an underwriter in the purchase and resale of portfolio securities;

(8) the elimination of the fundamental investment restriction of each Portfolio, with the exception of the Cash Management Portfolio, relating to engaging in short sales and the adoption of a non-fundamental restriction which prohibits the applicable Portfolios from selling securities short, except to the extent permitted by applicable law;

(9) the amendment of the fundamental investment restriction of each Portfolio, with the exception of the Cash Management Portfolio, relating to making loans. The amended fundamental restriction prohibits the applicable Portfolios from making loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; and (c) the lending of its portfolio securities;

(10) the amendment of the fundamental investment restriction of each Portfolio, with the exception of the Cash Management Portfolio, relating to borrowing money. The amended fundamental restriction prohibits the applicable Portfolio from borrowing money, except to the extent permitted by applicable law; and

(11) the ratification of the selection of independent accountants for the Trust's fiscal year.


May 1, 1997